Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of May 11, 2009 between NTN Buzztime, Inc., a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

RECITALS

The Company and Instant Access Media, LLC ("IAM") have entered into an Asset Purchase Agreement dated as of May 11, 2009 (the "Asset Purchase Agreement") whereby, subject to the terms and conditions thereof, the Company will buy certain assets and assume certain liabilities of IAM. Purchasers are creditors and members of IAM. It is a condition of the obligations of the Company and of IAM under the Asset Purchase Agreement that the Purchasers invest in the Common Stock (as such term is defined below) as provided in this Agreement.

Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of Common Stock as more fully described in this Agreement.

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

"15 Day Average" means the average closing price of the Common Stock as reported on the Trading Market during the 15 Trading Day period ending on the Trading Day immediately before the Closing Date.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such term is used in and construed under Rule 405 promulgated under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

"Board of Directors" means the board of directors of the Company.

"Business Day" means Monday through Friday, excluding any day of the year on which banks are required or authorized to close in the State of California.

"Closing" means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

"Closing Date" means the Trading Day when the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the purchase price and (ii) the Company's obligations to deliver the Shares have been satisfied or waived.

"Closing Price" means the closing price of the Common Stock as reported on the Trading Market on the Trading Day immediately before the Closing Date.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.005 per share.

"Contract" means any written or oral contract, agreement, instrument, commitment, arrangement, understanding or undertaking (including leases, franchises, bonds, guaranties, licenses, mortgages, notes, guarantees, sublicenses, subcontracts and purchase orders).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Governmental Entity" means any foreign, federal, state, municipal or local government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any United States court, tribunal, or judicial or arbitral body of any nature; or any United States body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

"Knowledge of the Company" means any particular fact, circumstance, event or other matter in question of which any of the Company's executive officers and directors have knowledge.  An individual shall be deemed to have knowledge of a particular fact, circumstance, event or other matter if (i) such fact, circumstance, event or other matter is reflected in one or more documents, written or electronic, that are or have been in such individual's possession or that would likely be reviewed by an individual who has the duties and responsibilities of such individual in the customary performance of such duties and responsibilities or (ii) such knowledge would be obtained from reasonable and customary inquiry of those Persons employed by Buyer charged with administrative or operational responsibility for such matter.

"Law" means any United States federal, state, municipal or local statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order of any Governmental Entity.

"Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material Adverse Effect" means (i) a material adverse effect on the business of the Company and its Subsidiaries, taken as a whole, or (ii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

"NYSE Amex Approval" means approval from NYSE Amex for the additional listing of the Shares.

"Person" means an individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity.

"Purchase Price" means the amount equal to the greater of (i) $0.30 and (ii) the Closing Price; provided, however, that if the Closing Price exceeds 115% of the 15 Day Average, the Purchase Price means the amount equal to the greater of (a) $0.30 and (b) the 15 Day Average multiplied by 1.15.

"Registration Rights Agreement" means the registration rights agreement of even date herewith among the Company and the other parties thereto.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

"Securities Act" shall have the meaning ascribed to such term in the Recitals.

"SEC" means the United States Securities and Exchange Commission.

"SEC Reports" shall have the meaning ascribed to such term in Section 3.1(f).

"Shares" means the shares of Common Stock issued to Purchasers under this Agreement.

"Short Sales" include, without limitation, (i) all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

"Subsidiary" means with respect to any Person, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which shall at the time be owned by such Person or by a Subsidiary of such Person, if the holders of the shares of such class or classes (i) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or Persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (ii) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or Persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

"Trading Day" means a day on which the NYSE Amex is open for trading.

"Trading Market" means NYSE Amex or such other markets or exchanges on which the Common Stock is primarily listed or quoted for trading on the date in question.

"Transaction Documents" means this Agreement and the other agreements contemplated hereby.

ARTICLE II

PURCHASE AND SALE

2.1    Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell to each Purchaser, and each Purchaser, severally and not jointly, agrees to purchase from the Company, such number of Shares that equals the total Purchase Price set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto divided by the Purchase Price.  Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to the total Purchase Price of the Shares to be purchased by it, and the Company shall deliver to each Purchaser stock certificates registered in the name of such Purchaser, or in such nominee names as designated by such Purchaser, representing the number of Shares to be purchased by such Purchaser at the Closing, against payment of the purchase price for such Shares, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at such location as the parties shall mutually agree.

2.2    Closing Conditions.

(a)    The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met, to the extent not waived by the Company in writing:

(1)    the accuracy in all respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(2)    all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(3)    payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Shares being purchased by each Purchaser at the Closing as set forth in the Schedule of Purchasers (for the avoidance of doubt, the condition set forth in this Section 2.2(a)(3) shall be satisfied only when the Company receives payment in the aggregate amount of $750,000);

(4)    the Shares shall have been approved for listing on NYSE Amex, subject to official notice of issuance;

(5)    the "Closing," as such term is defined in the Asset Purchase Agreement, shall occur simultaneously with the Closing hereunder; and

(6)    each Purchaser shall have completed, executed and delivered to the Company the accredited investor questionnaire attached hereto as Exhibit A.

(b)    The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met to the extent not waived by such Purchaser:

(1)    the accuracy in all material respects (except to the extent that such representations and warranties are qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein;

(2)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(3)    there shall have been no Material Adverse Effect with respect to the Company;

(4)    each Purchaser shall have received:

(A)    a certificate signed by the Company's Chief Executive Officer or Chief Financial Officer to the effect that the representations and warranties of the Company in Section 3 hereof are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, material adverse effect, or words of like effect, in which case such representations and warranties shall be true in all respects) as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 2.2(b); and

(B)    a certificate signed by the Secretary of the Company to which is attached a true, complete and correct copy of each of the amended and restated certificate of incorporation of the Company, as amended to date, the amended and restated bylaws of the Company and a copy of the resolutions adopted by the Board of Directors, to the effect that (i) no document with respect to any amendment to the certificate of incorporation of the Company has been filed in the office of the Secretary of State of the State of Delaware since, and no action has been taken or, to the best knowledge of the Secretary of the Company, is contemplated by the Board of Directors or the stockholders of the Company, for the purpose of effecting any such amendment or the dissolution, merger or consolidation of the Company, (ii) no proposal for any amendment, repeal or other modification to the amended and restated bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company and (iii) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have not been altered, amended or superseded and remain in full force and effect as of the date hereof;

(5)    the Company shall be validly existing as a corporation and in good standing under the laws of Delaware as of the Closing Date;

(6)    the Shares shall have been approved for listing on NYSE Amex, subject to official notice of issuance; and

(7)    the "Closing," as such term is defined in the Asset Purchase Agreement, shall occur simultaneously with the Closing hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company.  The Company hereby represents and warrant to each Purchaser as follows:

(a)    Organization and Qualification.  The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to perform its obligations under this Agreement. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect.

(b)    Authorization.  The execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which it is a party and each of the transactions contemplated hereby or thereby have been duly and validly authorized by the Company, and no other corporate act or proceeding on the part of the Company, its Board of Directors or its stockholders is necessary to authorize the execution, delivery or performance by the Company of this Agreement or any Transaction Document to which it is a party or the consummation of any of the transactions contemplated hereby or thereby.  This Agreement has been duly executed and delivered by the Company and this Agreement constitutes, and the Transaction Documents upon execution and delivery by the Company, will each constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, relating to or limiting creditors' rights generally and (ii) general principles of equity (whether considered in an action in equity or at law).

(c)    No Conflict.  The execution, delivery and performance by the Company of this Agreement and the Transaction Documents to which it is a party and the consummation of each of the transactions contemplated hereby or thereby will not (i) violate or conflict with the certificate of incorporation, bylaws or other organizational documents of the Company, (ii) violate, conflict with, result in any material breach of, constitute a default under, result in the termination of, result in the acceleration of any obligations under, result in a material change in terms of, create in any party the right to accelerate, terminate, modify or cancel, or require any consent or notice under, or create an event that, with the giving of notice or the lapse of time, or both, would be a default under or material breach of, any (A) Contract to which the Company is a party or by which it is bound or affected or to which any of its assets is bound or affected; or (B) judgment, order, writ, injunction, decree or demand of any Governmental Entity which materially affects the ability of the Company to perform its obligations under this Agreement; (iii) result in the creation or imposition of any Lien upon any assets or any of the equity of the Company, or which affects the ability to conduct its business as conducted prior to the date of this Agreement or perform its obligations under this Agreement; (iv) require any declaration, filing or registration with, or authorization, consent or approval of, exemption or other action by or notice to, any Governmental Entity or other Person under the provisions of any Law or any Contract to which the Company is subject, or by which the Company is bound or affected or by which the Company or any of its assets are bound or affected other than (y) the notice and/or application to NYSE Amex for the issuance and sale of the Shares and the listing of the Shares for trading thereon in the time and manner required thereby and (z) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws.

(d)    Legal Proceedings.  There is no action, claim, suit or proceeding pending or, to the Knowledge of the Company, threatened, by or against the Company that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with the execution and delivery by the Company of this Agreement or any of the Transaction Documents to which it is a party or the performance of the Company hereunder or thereunder or which would, if such action, claim, suit or proceeding were adversely determined, have or reasonably be expected to result in a Company Material Adverse Effect.

(e)    Issuance of Securities.  The Shares are duly authorized and, when issued for the consideration as set forth in this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than Liens and restrictions on transfer provided for in this Agreement.

(f)    SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2009 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports (i) were complete and accurate in all material respects and (ii) complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

(g)    Preemptive and Other Rights.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person and, except with respect to adjustments to the conversion price of the Company's Series A Convertible Preferred Stock as set forth in the Company's certificate of incorporation, will not result in a right of any holder of the Company's securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

(h)    Financial Statements.  The audited consolidated financial statements and unaudited interim consolidated financial statements of the Company (including, in each case, the notes, if any, thereto) included in the Form 10-K filed by the Company with the SEC on March 24, 2009, fairly present, in all material respects, the assets, liabilities and consolidated financial position of the Company as of the dates indicated and the results of operations for the periods then ended.

(i)    Brokers.  There are no claims or rights to brokerage commissions, finders fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made or alleged to have been made by or on behalf of the Company or any of its Affiliates, officers, employees or directors.

(j)    Private Placement.  Assuming the accuracy of each Purchaser's representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. Subject to NYSE Amex Approval, the issuance and sale of the Shares hereunder does not contravene the rules and regulations of NYSE Amex.

(k)    Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Asset Purchase Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchasers or any of their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.

3.2    Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser hereby, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)    Organization; Authority.  Such Purchaser, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder, and the execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction

Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    Own Account.  Such Purchaser (i) understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law (ii) is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares (within the meaning of Section 2(11) of the Securities Act) or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and (iv) has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser's right to sell the Shares in compliance with applicable federal and state securities laws).

(c)    Purchaser Status.  At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)    Residency.  Such Purchaser's principal executive offices (or residence, in the case of a Purchaser that is an individual) are in the jurisdiction set forth immediately below Purchaser's name on the applicable signature page attached hereto.

(e)    Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives (who are unaffiliated with and who are not compensated by the Company or any Affiliate of the Company and who are not selling agents of the Company), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f)    [Intentionally Omitted].

(g)    Investment Risks.  Such Purchaser acknowledges and is aware that: (i) there are substantial restrictions on the transferability of the Shares, (ii) the Shares will not be, and such Purchaser does not have the right to require that the Shares be, registered under the Securities Act (other than pursuant the registration rights set forth in the Registration Rights Agreement); (iii) the certificates representing the Shares shall bear a legend similar to the legend set out in Section 4.1 and (iv) such legend shall not be removed from any such certificates unless either (A) such Shares are sold under an effective registration statement under the Securities Act, or (B) such Purchaser delivers to the Company a written opinion of counsel, in form and substance satisfactory to the Company, that no such registration is required and that the transfer will not otherwise violate the Securities Act, the Exchange Act or applicable state securities laws.

(h)    Opportunity to Ask Questions.  During the course of the transaction contemplated by this Agreement, and before acquiring the Shares, such Purchaser has had the opportunity (i) to be provided with financial and other written information about the Company included in all documents the Company has publicly filed with the Commission, and (ii) to ask questions and receive answers concerning the business of the Company and its finances. Such Purchaser has, to the extent it has availed itself of this opportunity, received satisfactory information and answers.

(i)    General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or, to its knowledge, in any other form of general solicitation or general advertisement.

(j)    Investor Questionnaire.  The accredited investor questionnaire attached hereto as Exhibit A completed by such Purchaser is true and accurate in all respects.

(k)    No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(l)    Regulation M.  Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(m)   Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

(n)    Certain Trading Activities.  Other than with respect to the transactions contemplated herein and the purchase by Mary Hunt Huddleston of 16,016 shares of Common Stock on February 9, 2009 for $2,489.22 and 79,700 shares of Common Stock on February 12, 2009 for $14,034.15, since the time that such Purchaser was first contacted by the Company regarding the transactions contemplated hereby until the date hereof, neither such Purchaser nor any Affiliate of such Purchaser which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Purchaser's investments or trading or information concerning such Purchaser's investments, including in respect of the Shares, and (iii) is subject to such Purchaser's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities).

(o)    Reliance by the Company.  Such Purchaser understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for exemption of the sale of the Shares under the Securities Act and under the securities laws of all applicable states and for other purposes.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1    Transfer Restrictions.

(a)    The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares other than pursuant to an effective registration statement or in compliance with Rule 144 or to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company, at the transferor's sole expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act and such transfer is in compliance with applicable state securities laws.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)    The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any certificate representing any of the Shares in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION AFFORDED BY THE SECURITIES ACT AND/OR RULES PROMULGATED BY THE COMMISSION PURSUANT THERETO. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE ALSO NOT BEEN REGISTERED OR QUALIFIED (AS THE CASE MAY BE) UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES (THE "BLUE SKY LAWS"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION (AS THE CASE MAY BE) AFFORDED UNDER SUCH SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

4.2    Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Trading Market.

4.3    Securities Laws Disclosure; Publicity.  The Company shall have sole control over any press release, public announcement, statement or acknowledgment (collectively, "Public Statements") with respect to this Agreement and the consummation of the transactions contemplated herein; provided, however, that prior to the release of any Public Statements, Purchasers shall be afforded the right to review the Public Statements. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as reasonably believed to be required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is reasonably believed to be required by law or Trading Market regulations.

4.4    Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the Asset Purchase Agreement, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.5    Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions upon reasonable request of any Purchaser.

ARTICLE V

MISCELLANEOUS

5.1    Termination.  This Agreement shall terminate automatically if the Asset Purchase Agreement is terminated prior to the "Closing" as such term is defined in the Asset Purchase Agreement, in which case this Agreement shall be of no further force and effect, provided that this Article VI shall survive the termination of this Agreement and shall remain in full force and effect.

5.2    Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.3    Entire Agreement.  The Agreement, the Asset Purchase Agreement and the Registration Rights Agreement, together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4    Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and shall be sufficiently given if (a) delivered personally or (b) sent by registered or certified mail, postage prepaid, or (c) sent by overnight courier with a nationally recognized courier, or (d) sent via facsimile confirmed in writing in any of the foregoing manners, as set forth on the signature pages attached hereto if delivered to Purchasers, or as follows if delivered to the Company:

NTN Buzztime, Inc.
5966 La Place Court, Suite 100
Carlsbad, CA 92008
Attention:  Kendra Berger
Fax:  760.930.1187

With a copy to:                     Sheppard Mullin Richter & Hampton, LLP
12275 El Camino Real, Suite 200
San Diego, CA 92130-2006
Attention:  Kirt Shuldberg
Fax:  858.523.6712

If sent by mail, notice shall be considered delivered five Business Days after the date of mailing, and if sent by any other means set forth above, notice shall be considered delivered upon receipt thereof.  Any party may by notice to the other parties change the address or facsimile number to which notice or other communications to it are to be delivered or mailed.

5.5    Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least 50.1% in interest of the aggregate Shares then held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6    Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7    Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns (including, without limitation, by merger, share exchange or other similar corporate reorganization or similar transaction).

5.8    No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Article V.

5.9    Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.

5.10   Survival.  The representations and warranties of the Company and each Purchaser shall survive the Closing and the delivery of the Shares for the applicable statute of limitations.

5.11   Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  Facsimile and PDF signatures shall be treated as if they were originals.

5.12   Severability.  If any term or provision of this Agreement or the application thereof to any circumstance shall, in any jurisdiction, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

5.13   Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14   Independent Nature of Purchasers' Obligations and Rights; Separate Counsel.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement or any other related agreement. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of any related agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser acknowledges and agrees that such Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Agreement.

5.15    Construction. This Agreement has been negotiated by the parties and is to be interpreted according to its fair meaning as if the parties had prepared it together and not strictly for or against any party.  All references in this Agreement to articles, sections, schedules and exhibits are to articles, sections, schedules and exhibits of or to this Agreement unless expressly otherwise indicated.  At each place in this Agreement where the context so requires, the masculine, feminine or neuter gender includes others.  "Including" or "include" means "including without limitation" and "include without limitation," respectively. "Or" is used in the inclusive sense of "and/or."  Currency amounts referenced herein, unless otherwise specified, are in U.S. dollars.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NTN Buzztime, Inc.,
a Delaware corporation

By: /s/ Kendra Berger
Name: Kendra Berger
Title: Chief Financial Officer

[Signature Pages For Purchasers Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ushas, LLC

Signature of Authorized Signatory of Purchaser:  /s/ Albert D. Huddleston

Name of Authorized Signatory:  Albert D. Huddleston

Title of Authorized Signatory:  Member

Email Address of Purchaser: ___________________________________________________________________

Facsimile Number of Purchaser: ________________________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Shares for Purchaser (if not same as address for notice):

Number of Shares to be purchased: _____________________________________________________________

Total Purchase Price: ________________________________________________________________________

EIN Number:  [TO BE PROVIDED UNDER SEPARATE COVER]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  O'Bryan Community Property Trust

Signature of Authorized Signatory of Purchaser:  /s/ Frank O'Bryan

Name of Authorized Signatory:  Frank O'Bryan

Title of Authorized Signatory:  Trustee

Email Address of Purchaser: ___________________________________________________________________

Facsimile Number of Purchaser: ________________________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Shares for Purchaser (if not same as address for notice):

Number of Shares to be purchased: _____________________________________________________________

Total Purchase Price: ________________________________________________________________________

EIN Number:  [TO BE PROVIDED UNDER SEPARATE COVER]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Martha Fawcett

Signature of Authorized Signatory of Purchaser:  /s/ Martha Fawcett

Name of Authorized Signatory: ________________________________________________________________

Title of Authorized Signatory: _________________________________________________________________

Email Address of Purchaser: __________________________________________________________________

Facsimile Number of Purchaser: ________________________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Shares for Purchaser (if not same as address for notice):

Number of Shares to be purchased: _____________________________________________________________

Total Purchase Price: ________________________________________________________________________

EIN Number:  [TO BE PROVIDED UNDER SEPARATE COVER]

Schedule of Purchasers
to
Securities Purchase Agreement

Purchaser	Total Purchase Price
Ushas, LLC	$515,339.00
Martha Fawcett	$184,661.00
O'Bryan Community Property Trust	$50,000.00
$750,000.00